UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

PLUM ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42472	98-1795710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 Fillmore St. #2089 San Francisco, California	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	PLMKU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	PLMK	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMKW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Announcement of Estimated Redemption Price

As previously disclosed, Plum Acquisition Corp. IV (the “Company”) will hold an extraordinary general meeting of its shareholders (the “Shareholder Meeting”) on July 10, 2026 at 9:00 a.m., Eastern Time, at the offices of Greenberg Traurig, P.A., located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, where shareholders will be asked, among other things, to amend the Company’s amended and restated memorandum and articles of association to extend the date (the “Termination Date”) by which the Company has to consummate a business combination from July 16, 2026 to January 16, 2027 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors if requested by Plum Partners IV, LLC and upon five days’ advance notice prior to the applicable Termination Date, until July 16, 2027, or a total of up to twelve months after the Termination Date, unless the closing of a business combination shall have occurred prior to such date (the “Extension Amendment Proposal”).

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest earned on the Trust Account, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of July 9, 2026, which was approximately $184,528,681.34, the preliminary estimated per-share price at which public shares will be redeemed in connection with an Election will be approximately $10.6973 at the time of the Shareholder Meeting. The closing price of the public shares on the Nasdaq Stock Market, LLC on July 9, 2026, was $10.77. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

Shareholders who wish to withdraw their previously submitted redemption requests may continue to do so prior to the Shareholder Meeting by requesting that the transfer agent return such public shares prior to 9:00 a.m., Eastern Time, on July 10, 2026, or such later time as may be determined by the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the estimated redemption price per share at the Shareholder Meeting. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026, the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2026, subsequent Quarterly Reports on Form 10-Q, in the Extension Proxy Statement filed in connection with the Meeting and Amendment on June 16, 2026 (the “Extension Proxy Statement”) and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s shareholders in connection with the Extension Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is contained in the Extension Proxy Statement and the Company’s filings with the SEC.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2026	PLUM ACQUISITION CORP. IV

	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	Chief Executive Officer

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